Q2 2015 Supplemental Operating & Financial Data NYSE: O Exhibit 99.2

Corporate Overview 3 Financial Summary Consolidated Statements of Income 4 Funds from Operations (FFO) 5 Adjusted Funds from Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Debt Maturities 9 Capitalization & Financial Ratios 10 EBITDA & Coverage Ratios 11 Debt Covenants 12 Transaction Summary Investment Summary 13 Disposition Summary 14 Development Pipeline 15 Real Estate Portfolio Summary Tenant Diversification 16 Industry Diversification 17 Geographic Diversification 19 Property Type Composition 20 Same Store Rental Revenue 21 Leasing Data Occupancy 23 Leasing Activity 24 Expirations 25 Earnings Guidance 26 Analyst Coverage 27 This Supplemental Operating & Financial Data should be read in connection with the company's second quarter 2015 earnings press release (included as Exhibit 99.1 of the company's Current Report on Form 8-K, filed on July 29, 2015) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data. TABLE OF CONTENTS 2 Q2 2015 Supplemental Operating & Financial Data

Senior Management John P. Case, Chief Executive Officer and President Richard G. Collins, Executive VP, Portfolio Management Paul M. Meurer, Executive VP, Chief Financial Officer and Treasurer Michael R. Pfeiffer, Executive VP, General Counsel and Secretary Sumit Roy, Executive VP, Chief Operating Officer and Chief Investment Officer Credit Ratings Standard & Poor’s BBB+ Stable Outlook Moody's Baa1 Stable Outlook Fitch BBB+ Stable Outlook Dividend Information as of June 2015 Current annualized dividend of $2.28 per share Compound average annual dividend growth rate of approximately 4.6% 539 consecutive monthly dividends paid 71 consecutive quarterly dividend increases Corporate Headquarters 11995 El Camino Real San Diego, California 92130 Phone: (858) 284-5000 Website: www.realtyincome.com Transfer Agent Wells Fargo Shareowner Services Phone: (877) 218-2434 Email: stocktransfer@wellsfargo.com Website: www.shareowneronline.com Corporate Profile Realty Income, The Monthly Dividend Company®, is an S&P 500 real estate company with the primary business objective of generating dependable monthly cash dividends from a consistent and predictable level of cash flow from operations. Our monthly dividends are supported by the cash flow from our property portfolio. We have in-house acquisition, portfolio management, asset management, credit research, real estate research, legal, finance and accounting, information technology, and capital markets capabilities. Over the past 46 years, Realty Income has been acquiring and managing freestanding commercial properties that generate rental revenue under long-term, net lease agreements. Portfolio Overview At June 30, 2015, we owned a diversified portfolio of 4,452 properties located in 49 states and Puerto Rico, with over 74.1 million square feet of leasable space. Our properties are leased to 235 different commercial tenants doing business in 47 separate industries. Approximately 79% of our quarterly rental revenues were generated from retail properties, 13% from industrial properties, and the remaining 8% were from other property types. Our occupancy rate as of June 30, 2015 was 98.2%, with a weighted average remaining lease term of approximately 10.3 years. Common Stock Our Common Stock is traded on the New York Stock Exchange under the symbol "O" June 30, 2015 Closing price $ 44.39 Shares and units outstanding 235,594,146 Market value of common equity $ 10,458,024,000 Total market capitalization $ 16,173,494,000 CORPORATE OVERVIEW 3 Q2 2015 Supplemental Operating & Financial Data

CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except per share data) CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except per share amounts) 4 Q2 2015 Supplemental Operating & Financial Data (unaudited) (unaudited) Three months ended June 30, Six months ended June 30, 2015 2014 2015 2014 REVENUE Rental $ 241,431 $ 221,868 $ 476,554 $ 435,989 Tenant reimbursements 11,607 6,169 21,570 12,597 Other 822 609 2,604 1,632 Total revenue 253,860 228,646 500,728 450,218 EXPENSES Depreciation and amortization 101,101 92,894 199,138 182,864 Interest 58,680 52,712 117,148 104,432 General and administrative 12,609 11,587 25,471 24,473 Property (including reimbursable) 14,937 10,127 28,914 20,704 Income taxes 628 570 1,702 1,661 Provisions for impairment 3,230 499 5,317 2,182 Total expenses 191,185 168,389 377,690 336,316 Gain on sales of real estate 3,675 1,964 10,893 3,236 Income from continuing operations 66,350 62,221 133,931 117,138 Income from discontinued operations - 20 - 3,097 Net income 66,350 62,241 133,931 120,235 Net income attributable to noncontrolling interests (263) (339) (581) (671) Net income attributable to the Company 66,087 61,902 133,350 119,564 Preferred stock dividends (6,770) (10,482) (13,540) (20,965) Net income available to common stockholders $ 59,317 $ 51,420 $ 119,810 $ 98,599 Amounts available to common stockholders per common share: Income from continuing operations: Basic $ 0.26 $ 0.23 $ 0.52 $ 0.45 Diluted $ 0.25 $ 0.23 $ 0.52 $ 0.45 Net income: Basic $ 0.26 $ 0.23 $ 0.52 $ 0.46 Diluted $ 0.25 $ 0.23 $ 0.52 $ 0.46

FUNDS FROM OPERATIONS (FFO) (dollars in thousands, except per share amounts) 5 Q2 2015 Supplemental Operating & Financial Data Three months ended June 30, Six months ended June 30, 2015 2014 2015 2014 Net income available to common stockholders $ 59,317 $ 51,420 $ 119,810 $ 98,599 Depreciation and amortization 101,101 92,894 199,138 182,864 Depreciation of furniture, fixtures and equipment (240) (104) (425) (196) Provisions for impairment on investment properties 3,230 499 5,317 2,182 Gain on sale of investment properties: Continuing operations (3,675) (1,964) (10,893) (3,236) Discontinued operations - - - (2,607) FFO adjustments allocable to noncontrolling interests (263) (336) (577) (696) FFO available to common stockholders $ 159,470 $ 142,409 $ 312,370 $ 276,910 FFO per common share, basic and diluted $ 0.69 $ 0.64 $ 1.36 $ 1.29 Distributions paid to common stockholders $ 131,595 $ 121,229 $ 258,277 $ 234,643 FFO in excess of distributions paid to common stockholders $ 27,875 $ 21,180 $ 54,093 $ 42,267 Weighted average number of common shares used for computation per share: Basic 232,403,586 220,979,955 228,932,782 214,039,692 Diluted 232,886,185 221,043,619 229,061,762 214,089,629

ADJUSTED FUNDS FROM OPERATIONS (AFFO) (dollars in thousands, except per share amounts)

REALTY INCOME
The Monthly Dividend Company®

	Three months ended June 30, 2015	Three months ended June 30, 2014	Six months ended June 30, 2015	Six months ended June 30, 2014
Net income available to common stockholders	$ 59,317	$ 51,420	$ 119,810	$ 98,599
Cumulative adjustments to calculate FFO [(1)]	100,153	90,989	192,560	178,311
FFO available to common stockholders	159,470	142,409	312,370	276,910
Amortization of share-based compensation	2,811	2,752	5,362	5,449
Amortization of deferred financing costs	1,281	1,165	2,575	2,241
Amortization of net mortgage premiums	(1,745)	(2,414)	(3,629)	(4,775)
Gain on early extinguishment of mortgage debt	(117)	(595)	(195)	(619)
Loss on interest rate swaps	899	984	1,958	1,042
Capitalized leasing costs and commissions	(149)	(275)	(461)	(467)
Capitalized building improvements	(977)	(1,090)	(2,009)	(2,267)
Straight-line rent	(4,444)	(3,977)	(8,635)	(7,913)
Amortization of above and below-market leases	1,954	2,213	3,696	4,207
Other adjustments	77	6	152	14
Total AFFO available to common stockholders	$ 159,060	$ 141,178	$ 311,184	$ 273,822
AFFO per common share, basic and diluted	$ 0.68	$ 0.64	$ 1.36	$ 1.28
Distributions paid to common stockholders	$ 131,595	$ 121,229	$ 258,277	$ 234,643
AFFO in excess of distributions paid to common stockholders	$ 27,465	$ 19,949	$ 52,907	$ 39,179
Weighted average number of common shares used for computation per share:				
Basic	232,403,586	220,979,955	228,932,782	214,039,692
Diluted	232,886,185	221,043,619	229,061,762	214,089,629

(1) See reconciling items for FFO presented under "Funds from Operations (FFO)."

Q2 2015 Supplemental Operating & Financial Data 6

June 30, 2015 December 31, 2014 ASSETS (unaudited) Real estate, at cost: Land $ 3,222,805 $ 3,046,372 Buildings and improvements 8,792,676 8,107,199 Total real estate, at cost 12,015,481 11,153,571 Less accumulated depreciation and amortization (1,534,780) (1,386,871) Net real estate held for investment 10,480,701 9,766,700 Real estate held for sale, net 8,965 14,840 Net real estate 10,489,666 9,781,540 Cash and cash equivalents 18,741 3,852 Accounts receivable, net 70,318 64,386 Acquired lease intangible assets, net 1,051,713 1,039,724 Goodwill 15,386 15,470 Other assets, net 82,490 107,650 Total assets $ 11,728,314 $ 11,012,622 LIABILITIES AND EQUITY Distributions payable $ 47,089 $ 43,675 Accounts payable and accrued expenses 112,824 123,287 Acquired lease intangible liabilities, net 237,946 220,469 Other liabilities 40,458 53,145 Lines of credit payable 430,000 223,000 Term loans 320,000 70,000 Mortgages payable, net 769,461 852,575 Notes payable, net 3,786,063 3,785,372 Total liabilities 5,743,841 5,371,523 Stockholders' equity: Preferred stock and paid in capital, par value $0.01 per share, 69,900,000 shares authorized and 16,350,000 shares issued and outstanding as of June 30, 2015 and December 31, 2014 395,378 395,378 Common stock and paid in capital, par value $0.01 per share, 370,100,000 shares authorized, 234,857,578 shares issued and outstanding as of June 30, 2015 and 224,881,192 shares issued and outstanding at December 31, 2014 6,953,679 6,464,987 Distributions in excess of net income (1,388,854) (1,246,964) Total stockholders' equity 5,960,203 5,613,401 Noncontrolling interests 24,270 27,698 Total equity 5,984,473 5,641,099 Total liabilities and equity $ 11,728,314 $ 11,012,622 CONSOLIDATED BALANCE SHEETS (dollars in thousands , except per share amounts) 7 Q2 2015 Supplemental Operating & Financial Data

DEBT SUMMARY (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

	Maturity Date	Principal Balance as of June 30, 2015		% of Debt	Interest Rate as of June 30, 2015	Weighted Average Years until Maturity
Credit Facility						
Credit Facility [(1)]	June 30, 2019	$ 430,000		8.1%	1.09%	4.0 years
Unsecured Term Loans						
Term Loan - Tau [(2)]	January 21, 2018	70,000		1.3%	1.38%	2.6 years
Term Loan - Realty Income [(3)]	June 30, 2020	250,000		4.7%	1.14%	5.0 years
	Principal amount	320,000				
Senior Unsecured Notes and Bonds						
5.50% Notes due 2015	November 15, 2015	150,000		2.8%	5.50%	
5.95% Notes due 2016	September 15, 2016	275,000		5.2%	5.95%	
5.375% Notes due 2017	September 15, 2017	175,000		3.3%	5.38%	
2.00% Notes due 2018	January 31, 2018	350,000		6.6%	2.00%	
6.75% Notes due 2019	August 15, 2019	550,000		10.4%	6.75%	
5.75% Notes due 2021	January 15, 2021	250,000		4.7%	5.75%	
3.25% Notes due 2022	October 15, 2022	450,000		8.5%	3.25%	
4.65% Notes due 2023	August 1, 2023	750,000		14.1%	4.65%	
3.875% Notes due 2024	July 15, 2024	350,000		6.6%	3.88%	
4.125% Notes due 2026	October 15, 2026	250,000		4.7%	4.13%	
5.875% Bonds due 2035	March 15, 2035	250,000		4.7%	5.88%	
	Principal amount	3,800,000			4.75%	6.7 years
Unamortized discounts		(13,937)				
	Carrying value	3,786,063				
Mortgages Payable						
52 mortgages on 220 properties	July 2015 - June 2032	756,720	(4)	14.3%	4.96%	3.5 years
Unamortized premiums		12,741				
	Carrying value	769,461				
	TOTAL DEBT	**$ 5,306,720**	(5)		**4.27%**	

Fixed Rate	**$ 4,861,236**	**92%**
Variable Rate	**$ 445,484**	**8%**

(1) We have a $2 billion unsecured revolving credit facility with an initial term that expires in June 2019. It includes, at our election, two 6-month extension options, at a cost of 0.075% of the facility commitment, or $1.5 million per option. As of June 30, 2015, $1.57 billion was available on the credit facility.

(2) Borrowing under the term loan bears interest at the current one-month LIBOR, plus 1.2%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.15%.

(3) Borrowing under the term loan bears interest at the current one-month LIBOR, plus 0.95%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.67%.

(4) The mortgages payable are at fixed interest rates, except for variable rate mortgages totaling $15.5 million at June 30, 2015.

(5) Excludes non-cash unamortized original issuance discounts recorded on the senior unsecured notes and bonds, as well as non-cash unamortized premiums recorded on the mortgages payable.

Q2 2015 Supplemental Operating & Financial Data 8

Debt Maturities Year of Credit Term Senior Unsecured Mortgages Weighted Average Maturity Facility Loan Notes and Bonds Payable Total Interest Rate (1) 2015 $ - $ - $ 150.0 $ 40.4 $ 190.4 5.49% 2016 - - 275.0 248.4 523.4 5.39% 2017 - - 175.0 142.5 317.5 5.53% 2018 - 70.0 350.0 15.1 435.1 2.02% 2019 430.0 - 550.0 26.0 1,006.0 6.56% Thereafter - 250.0 2,300.0 284.3 2,834.3 4.20% Totals $ 430.0 $ 320.0 $ 3,800.0 $ 756.7 $ 5,306.7 (1) Weighted average interest rate for 2019 excludes the credit facility. Mortgages Payable Maturities by Quarter Year of First Second Third Fourth Weighted Average Maturity Quarter Quarter Quarter Quarter Total Interest Rate 2015 $ - $ - $ 15.4 $ 25.0 $ 40.4 5.44% 2016 101.1 128.3 16.9 2.1 248.4 4.76% 2017 42.2 36.5 39.3 24.5 142.5 5.72% 2018 1.1 11.9 1.0 1.1 15.1 5.47% 2019 1.1 1.1 1.1 22.7 26.0 2.60% Thereafter 284.3 4.88% Totals $ 145.5 $ 177.8 $ 73.7 $ 75.4 $ 756.7 DEBT MATURITIES (dollars in millions) 9 Q2 2015 Supplemental Operating & Financial Data

3.9 Capital Structure as of June 30, 2015 Liquidity as of June 30, 2015 Cash on Hand $ 18,741 Availability under Credit Facility 1,570,000 $ 1,588,741 CAPITALIZATION & FINANCIAL RATIOS (dollars in thousands , except per share amounts) 10 Q2 2015 Supplemental Operating & Financial Data Capitalization as of June 30, 2015 Carrying Debt Value Credit Facility $ 430,000 Unsecured Term Loans 320,000 Senior Unsecured Notes and Bonds 3,800,000 Mortgages Payable 756,720 Total Debt $ 5,306,720 Stock Redemption Market Equity Shares/units Price Price Value Common Stock (NYSE: O) 234,857,578 $ 44.39 $ 10,425,328 Common Units (1) 736,568 $ 44.39 32,696 Common Equity 10,458,024 Class F Preferred Stock 16,350,000 $ 25.00 408,750 Total Equity $ 10,866,774 Total Market Capitalization (2) $ 16,173,494 Debt/Total Market Capitalization (2) 32.8% Debt and Preferred Stock/Total Market Capitalization (2) 35.3% (1) Common units are exchangeable, into cash or common stock at our option, at a conversion ratio of 1:1, subject to certain exceptions. (2) Our enterprise value was $16,154,753 (total market capitalization less cash on hand). The percentages for both debt to enterprise value as well as debt and preferred stock to enterprise value are materially consistent with those presented for total market capitalization. Dividend Data Year-over-Year YTD 2015 YTD 2014 Growth Rate Common Dividend Paid per Share $ 1.13 $ 1.09 3.7% AFFO per Share (diluted) $ 1.36 $ 1.28 6.3% AFFO Payout Ratio 83.1% 85.2% Debt 33% Preferred 2% Common 65%

EBITDA & COVERAGE RATIOS (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Reconciliation of Net Income to EBITDA [1]

		Three months ended June 30, 2015
Net income	$	66,350
Interest		58,680
Taxes		628
Depreciation and amortization		101,101
Impairment loss		3,230
Gain on sales		(3,675)
Quarterly EBITDA	$	226,314
Annualized EBITDA	$	905,256
Debt/EBITDA		5.9

[1] EBITDA means, for the most recent quarter, annualized earnings (net income) before (i) interest expense, including non-cash loss (gain) on swaps, (ii) income and franchise taxes, (iii) real estate depreciation and amortization, (iv) impairment losses, and (v) gain on sales (Realty Income properties).

[2] Refer to footnote 1 on page 12 for a detailed description of the calculation of debt service coverage.

[3] Fixed charge coverage is calculated in exactly the same manner as the debt service coverage (defined on page 12), except that preferred stock dividends are also added to the denominator.

Debt Service Coverage [2]


4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.7
3.7
3.8
3.9
4.0
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Fixed Charge Coverage [3]


4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.1
3.3
3.4
3.4
3.6
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Q2 2015 Supplemental Operating & Financial Data 11

As of June 30, 2015 The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our senior notes and bonds as well as to disclose our current compliance with such covenants, and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt < 60% of adjusted undepreciated assets 43.8% Limitation on incurrence of secured debt < 40% of adjusted undepreciated assets 6.3% Debt service coverage (trailing 12 months) (1) > 1.5 x 4.0x Maintenance of total unencumbered assets > 150% of unsecured debt 234.9% (1) This covenant is calculated on a pro forma basis for the preceding four-quarter period on the assumption that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds there from (including to refinance other Debt since the first day of such four-quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four-quarters had in each case occurred on July 1, 2014, and subject to certain additional adjustments. Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of July 1, 2014, nor does it purport to reflect our debt service coverage ratio for any future period. DEBT COVENANTS 12 Q2 2015 Supplemental Operating & Financial Data

INVESTMENT SUMMARY (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

First Quarter 2015

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions [2]	58	$ 194,617	$ 13,101	951,490	6.7%	15.8
Properties under Development [3]	25	15,271	1,371	661,317	9.0%	12.8
Total Real Estate Investments	83	$ 209,888	$ 14,472	1,612,807	6.9%	15.5

Approximately 60% of the annualized revenue generated by these investments is from investment grade-rated tenants.

Second Quarter 2015

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions [2]	78	$ 706,146	$ 43,940	2,537,293	6.2%	18.4
Properties under Development [3]	22	15,123	1,457	17,658	9.6%	11.6
Total Real Estate Investments	100	$ 721,269	$ 45,397	2,554,951	6.3%	18.2

Approximately 49% of the annualized revenue generated by these investments is from investment grade-rated tenants.

Year-to-date 2015

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions [2]	136	$ 900,763	$ 57,041	3,488,783	6.3%	17.8
Properties under Development [3]	30	30,394	2,828	678,975	9.3%	12.2
Total Real Estate Investments	166	$ 931,157	$ 59,869	4,167,758	6.4%	17.5

Approximately 52% of the annualized revenue generated by these investments is from investment grade-rated tenants.

[1] Cash capitalization rates are computed as contractual cash net operating income for the first twelve months following the acquisition date, divided by the total cost of the property (including all expenses borne by Realty Income).

[2] The new property acquisitions were completed through nine independent transactions during the first quarter of 2015 and 16 independent transactions during the second quarter of 2015, respectively.

[3] Includes investments during the period in new development, expansion of existing properties, and redevelopment of existing properties. Cash rents noted reflect total cash rents to be received on this investment amount upon completion of the properties under development.

Q2 2015 Supplemental Operating & Financial Data

13

DISPOSITION SUMMARY (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

First Quarter 2015

	Number of Properties	Original Investment	Net Book Value	Net Proceeds (1)	Cash Capitalization Rate (2)
Occupied	4	$ 15,028	$ 12,487	$ 18,576	7.7%
Vacant	5	4,468	2,362	3,534	-
Total Real Estate Dispositions	9	$ 19,496	$ 14,849	$ 22,110	

The unlevered internal rate of return on properties sold during the first quarter was 12.5%

Second Quarter 2015

	Number of Properties	Original Investment	Net Book Value	Net Proceeds (1)	Cash Capitalization Rate (2)
Occupied	1	$ 4,776	$ 3,690	$ 5,981	8.1%
Vacant	4	2,144	777	1,988	-
Total Real Estate Dispositions	5	$ 6,920	$ 4,467	$ 7,969	

The unlevered internal rate of return on properties sold during the second quarter was 11.6%

Year-to-date 2015

	Number of Properties	Original Investment	Net Book Value	Net Proceeds (1)	Cash Capitalization Rate (2)
Occupied	5	$ 19,804	$ 16,177	$ 24,557	7.8%
Vacant	9	6,612	3,139	5,522	-
Total Real Estate Dispositions	14	$ 26,416	$ 19,316	$ 30,079	

The unlevered internal rate of return on properties sold during the year was 12.3%

(1) Data excludes properties sold as a result of eminent domain activities. During the first quarter of 2015 we received net proceeds of $164,000 related to two eminent domain transactions. During the second quarter of 2015, we received net proceeds of $212,000 related to one eminent domain transaction.

(2) Cash capitalization rates are computed as annualized current month contractual cash net operating income, divided by the net proceeds received upon sale of the property (including all expenses borne by Realty Income).

Q2 2015 Supplemental Operating & Financial Data 14

Non-Retail Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New Development (1) 2 $ - $ 49,132 $ 49,132 100% Expansion of existing properties 5 16,426 5,695 22,121 100% Redevelopment of existing properties 1 214 11 225 100% 8 $ 16,640 $ 54,838 $ 71,478 Total Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New Development (1) 5 $ 9,677 $ 50,653 $ 60,330 100% Expansion of existing properties 5 16,426 5,695 22,121 100% Redevelopment of existing properties 4 515 8,637 9,152 100% 14 $ 26,618 $ 64,985 $ 91,603 Retail Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New Development (1) 3 $ 9,677 $ 1,521 $ 11,198 100% Expansion of existing properties - - - - - Redevelopment of existing properties 3 301 8,626 8,927 100% 6 $ 9,978 $ 10,147 $ 20,125 (1) Includes build-to-suit developments and forward take-out commitments on development properties with leases in place. (2) Estimated rental revenue commencement dates on properties under development range between July 2015 and December 2015. DEVELOPMENT PIPELINE (dollars in thousands) 15 Q2 2015 Supplemental Operating & Financial Data

TENANT DIVERSIFICATION

REALTY INCOME
The Monthly Dividend Company®

Top 20 Tenants

Our 20 largest tenants based on percentage of total portfolio annualized rental revenue at June 30, 2015 include the following:

Tenant	Number of Properties	% of Revenue	Investment Grade Ratings (Moody's/S&P/Fitch)
Walgreens	176	7.1%	Baa2/ BBB/ A-
FedEx	38	4.9%	Baa1/ BBB/ BBB
Dollar General	502	4.6%	Baa3/ BBB-/ -
LA Fitness	46	4.3%	-
Family Dollar	454	4.3%	Ba1/ BBB-/ -
Circle K / The Pantry	312	3.2%	Baa2/ BBB/ -
AMC Theatres	20	2.7%	-
BJ's Wholesale Clubs	15	2.7%	-
Diageo	17	2.5%	A3/ A-/ A-
Regal Cinemas	23	2.2%	-
GPM Investments / Fas Mart	216	2.1%	-
Northern Tier Retail / SuperAmerica	134	2.1%	-
Life Time Fitness	9	2.0%	-
CVS Pharmacy	55	2.0%	Baa1/ BBB+/ -
Rite Aid	58	1.8%	-
TBC Corporation	149	1.8%	A3/ A-/ -
Walmart / Sam's Club	19	1.3%	Aa2/AA/AA
NPC International	202	1.3%	-
FreedomRoads/Camping World	18	1.2%	-
Smart & Final	36	1.2%	-

Investment Grade Tenants [(1)]:

Number of Properties	2,147
Percentage of Annualized Rents	48%
Percentage of Leases with Rental Increases, Based on Revenue	76%



3%
17%
49%
31%
Investment Grade, Retail
Investment Grade, Non-Retail
Non-Investment Grade or Non-Rated, Non-Retail
Non-Investment Grade or Non-Rated, Retail

(1) Investment grade tenants are defined as tenants with a credit rating of Baa3/BBB- or higher from one of the three major rating agencies (Moody's/S&P/Fitch). 48% of our annualized rental revenue is generated from properties leased to investment grade tenants, including approximately 8% from properties leased to subsidiaries of investment grade companies.

Average EBITDAR/Rent Ratio on Retail Properties	**2.6x** [(1)]
Median EBITDAR/Rent Ratio on Retail Properties	**2.6x** [(1)]

(1) Based on most recently analyzed information from retail tenants providing this information. We do not independently verify the information that we receive from our retail tenants.

Q2 2015 Supplemental Operating & Financial Data 16

INDUSTRY DIVERSIFICATION

REALTY INCOME
The Monthly Dividend Company®

	Percentage of Rental Revenue (1)						
	For the Quarter Ended	For the Year Ended					
	June 30, 2015	Dec 31, 2014	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010	Dec 31, 2009
Retail industries							
Apparel stores	2.1%	2.0%	1.9%	1.7%	1.4%	1.2%	1.1%
Automotive collision services	1.0	0.8	0.8	1.1	0.9	1.0	1.1
Automotive parts	1.3	1.3	1.2	1.0	1.2	1.4	1.5
Automotive service	2.0	1.8	2.1	3.1	3.7	4.7	4.8
Automotive tire services	3.0	3.2	3.6	4.7	5.6	6.4	6.9
Book stores	*	*	*	0.1	0.1	0.1	0.2
Child care	2.0	2.2	2.8	4.5	5.2	6.5	7.3
Consumer electronics	0.3	0.3	0.3	0.5	0.5	0.6	0.7
Convenience stores	9.4	10.1	11.2	16.3	18.5	17.1	16.9
Crafts and novelties	0.5	0.5	0.5	0.3	0.2	0.3	0.3
Dollar stores	9.1	9.6	6.2	2.2	-	-	-
Drug stores	10.7	9.5	8.1	3.5	3.8	4.1	4.3
Education	0.4	0.4	0.4	0.7	0.7	0.8	0.9
Entertainment	0.5	0.5	0.6	0.9	1.0	1.2	1.3
Equipment services	0.1	0.1	0.1	0.1	0.2	0.2	0.2
Financial services	1.4	1.4	1.5	0.2	0.2	0.2	0.2
General merchandise	1.3	1.2	1.1	0.6	0.6	0.8	0.8
Grocery stores	3.1	3.0	2.9	3.7	1.6	0.9	0.7
Health and fitness	7.2	7.0	6.3	6.8	6.4	6.9	5.9
Health care	1.0	1.1	1.1	-	-	-	-
Home furnishings	0.7	0.7	0.9	1.0	1.1	1.3	1.3
Home improvement	2.3	1.7	1.6	1.5	1.7	2.0	2.2
Jewelry	0.1	0.1	0.1	-	-	-	-
Motor vehicle dealerships	1.6	1.6	1.6	2.1	2.2	2.6	2.7
Office supplies	0.3	0.4	0.5	0.8	0.9	0.9	1.0
Pet supplies and services	0.7	0.7	0.8	0.6	0.7	0.9	0.9
Restaurants - casual dining	3.9	4.3	5.1	7.3	10.9	13.4	13.7
Restaurants - quick service	4.0	3.7	4.4	5.9	6.6	7.7	8.3
Shoe stores	0.5	0.1	0.1	0.1	0.2	0.1	-
Sporting goods	2.0	1.6	1.7	2.5	2.7	2.7	2.6
Theaters	5.1	5.3	6.2	9.4	8.8	8.9	9.2
Transportation services	0.1	0.1	0.1	0.2	0.2	0.2	0.2
Wholesale clubs	3.9	4.1	3.9	3.2	0.7	-	-
Other	*	*	0.1	0.1	0.1	0.3	1.1
Retail industries	81.6%	80.4%	79.8%	86.7%	88.6%	95.4%	98.3%

* Less than 0.1%

(1) Includes rental revenue for all properties owned by Realty Income at the end of each period presented, including revenue from properties reclassified as discontinued operations. Excludes revenue from properties owned by Crest Net Lease, Inc., or Crest.

Q2 2015 Supplemental Operating & Financial Data 17

* Less than 0.1% Percentage of Rental Revenue (1) For the Quarter Ended For the Year Ended June 30, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2015 2014 2013 2012 2011 2010 2009 Non-retail industries Aerospace 1.0 1.2 1.2 0.9 0.5 - - Beverages 2.6 2.8 3.3 5.1 5.6 3.0 - Consumer appliances 0.5 0.5 0.6 0.1 - - - Consumer goods 0.9 0.9 1.0 0.1 - - - Crafts and novelties 0.1 0.1 0.1 - - - - Diversified industrial 0.9 0.5 0.2 0.1 - - - Electric utilities 0.1 0.1 * - - - - Equipment services 0.5 0.5 0.4 0.3 0.2 - - Financial services 0.4 0.4 0.5 0.4 0.3 - - Food processing 1.2 1.4 1.5 1.3 0.7 - - General merchandise 0.3 0.3 - - - - - Government services 1.1 1.3 1.4 0.1 0.1 0.1 0.1 Health care 0.7 0.7 0.8 * * - - Home furnishings 0.2 0.2 0.2 - - - - Insurance 0.1 0.1 0.1 * - - - Machinery * 0.2 0.2 0.1 - - - Other manufacturing 0.7 0.7 0.6 - - - - Packaging 0.9 0.8 0.9 0.7 0.4 - - Paper 0.1 0.1 0.2 0.1 0.1 - - Shoe stores 0.2 0.8 0.9 - - - - Telecommunications 0.7 0.7 0.7 0.8 0.7 - - Transportation services 5.0 5.1 5.3 2.2 1.6 - - Other 0.2 0.2 0.1 1.0 1.2 1.5 1.6 Non-retail industries 18.4% 19.6% 20.2% 13.3% 11.4% 4.6% 1.7 % Totals 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0 % Includes rental revenue for all properties owned by Realty Income at the end of each period presented, including revenue from properties reclassified as discontinued operations. Excludes revenue from properties owned by Crest. INDUSTRY DIVERSIFICATION (CONT’D) 18 Q2 2015 Supplemental Operating & Financial Data

GEOGRAPHIC DIVERSIFICATION (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

State	Number of Properties	Percent Leased	Approximate Leasable Square Feet		Rental Revenue for the Quarter Ended June 30, 2015 [1]	Percentage of Rental Revenue
Alabama	136	99%	1,177,800	$	3,784	1.6%
Alaska	3	100	275,900		542	0.2
Arizona	111	98	1,622,700		6,019	2.5
Arkansas	54	100	797,400		1,720	0.7
California	164	100	5,221,400		24,368	10.1
Colorado	70	99	1,007,900		3,818	1.6
Connecticut	24	92	534,900		2,489	1.0
Delaware	17	100	78,300		633	0.3
Florida	323	99	3,865,000		14,365	5.9
Georgia	237	98	3,362,400		10,365	4.3
Hawaii	--	--	--		--	--
Idaho	12	100	87,000		785	0.3
Illinois	163	99	4,590,800		13,566	5.6
Indiana	145	100	1,456,700		6,690	2.8
Iowa	37	92	2,929,300		3,557	1.5
Kansas	88	97	1,623,400		3,657	1.5
Kentucky	60	98	966,300		3,387	1.4
Louisiana	90	99	1,025,900		3,106	1.3
Maine	10	90	145,300		889	0.4
Maryland	34	100	791,100		4,437	1.8
Massachusetts	81	96	751,100		3,470	1.4
Michigan	145	98	1,547,100		5,048	2.1
Minnesota	155	99	1,376,800		7,709	3.2
Mississippi	123	98	1,590,100		4,011	1.7
Missouri	139	97	2,804,800		8,468	3.5
Montana	4	100	67,100		96	*
Nebraska	33	100	736,900		1,870	0.8
Nevada	22	100	413,000		1,306	0.5
New Hampshire	20	100	320,100		1,507	0.6
New Jersey	69	96	690,200		3,719	1.5
New Mexico	31	100	302,500		870	0.4
New York	86	98	2,391,100		11,345	4.7
North Carolina	153	99	1,646,800		5,957	2.5
North Dakota	7	86	66,000		101	*
Ohio	224	98	5,338,500		13,128	5.4
Oklahoma	127	99	1,522,900		3,924	1.6
Oregon	25	100	525,400		1,935	0.8
Pennsylvania	148	99	1,829,300		7,277	3.0
Rhode Island	4	100	157,200		809	0.3
South Carolina	133	99	971,900		4,786	2.0
South Dakota	11	100	133,500		244	0.1
Tennessee	216	96	2,721,100		7,402	3.1
Texas	440	97	8,226,200		22,355	9.3
Utah	17	100	890,500		1,655	0.7
Vermont	5	100	98,000		480	0.2
Virginia	143	98	2,893,300		7,363	3.1
Washington	40	98	631,400		1,674	0.7
West Virginia	12	100	261,200		993	0.4
Wisconsin	52	98	1,577,300		3,358	1.4
Wyoming	5	80	54,900		143	0.1
Puerto Rico	4	100	28,300		149	0.1
Totals\Average	4,452	98%	74,124,000	$	241,329	100.0%

* Less than 0.1%

[1] Includes rental revenue for all properties owned by Realty Income at June 30, 2015. Excludes revenue of $34 from properties owned by Crest and $68 from sold properties that were included in continuing operations.

Q2 2015 Supplemental Operating & Financial Data 19

Approximate Rental Revenue for the Percentage of Number of Leasable Quarter Ended Rental Property Type Properties Square Feet June 30, 2015 (1) Revenue Retail 4,296 50,012,900 $ 190,221 78.8 % Industrial (2) 97 20,523,400 30,790 12.8 Office 44 3,403,200 15,044 6.2 Agriculture 15 184,500 5,274 2.2 Totals 4,452 74,124,000 $ 241,329 100.0 % PROPERTY TYPE COMPOSITION (dollars in thousands) 20 Q2 2015 Supplemental Operating & Financial Data Includes rental revenue for all properties owned by Realty Income at June 30, 2015. Excludes revenue of $34 from properties owned by Crest and $68 from sold properties that were included in continuing operations. Includes 14 Industrial properties formerly classified as Manufacturing properties which represent approximately 2% of rental revenue for the quarter ended June 30, 2015. These properties are principally distribution facilities used for light assemblage, processing, and/or storage. We re-classified these properties to our Industrial category to better reflect their use and to better clarify the categorization of our properties Retail 78.8% Industrial 12.8% Office 6.2% Agriculture 2.2%

Same Store Rental Revenue Number of Properties 3,681 Square Footage 58,562,403 Q2 2015 $ 200,163 Q2 2014 $ 197,185 Increase (in dollars) $ 2,978 Increase (percent) 1.5% Top 3 Industries Contributing to the Change Quarter Ended Quarter Ended Net % Change Industry June 30, 2015 June 30, 2014 Change by Industry Motor Vehicle Dealerships $ 3,859 $ 3,295 $ 564 17.1 % Health and Fitness 13,367 13,097 270 2.1 % Sporting Goods 3,079 2,871 208 7.2 % Second Quarter – Quarter-to-date SAME STORE RENTAL REVENUE (dollars in thousands) 21 Q2 2015 Supplemental Operating & Financial Data Same Store Rental Revenue Number of Properties 3,681 Square Footage 58,562,403 YTD Q2 2015 $ 400,382 YTD Q2 2014 $ 394,917 Increase (in dollars) $ 5,465 Increase (percent) 1.4% Top 3 Industries Contributing to the Change Six Months Ended Six Months Ended Net % Change Industry June 30, 2015 June 30, 2014 Change by Industry Motor Vehicle Dealerships $ 7,591 $ 6,892 $ 699 10.1 % Convenience Stores 44,349 43,757 592 1.4 % Health and Fitness 26,651 26,179 472 1.8 % Second Quarter – Year-to-date Same Store Pool Defined For purposes of determining the same store rent property pool, we include all properties that were owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were: (i) vacant at any time, (ii) under development or redevelopment, or (iii) involved in eminent domain and rent was reduced.

Same Store Rental Revenue by Property Type SAME STORE RENTAL REVENUE (CONT’D) (dollars in thousands) 22 Q2 2015 Supplemental Operating & Financial Data Second Quarter 2015 Quarter ended Quarter ended Net % Change by Contribution by Property Type June 30, 2015 June 30, 2014 Change Property Type Property Type Retail $ 157,160 $ 154,727 $ 2,433 1.6% 81.7% Industrial 25,078 24,815 263 1.1% 8.8% Office 12,651 12,434 217 1.7% 7.3% Agriculture 5,274 5,209 65 1.3% 2.2% Total $ 200,163 $ 197,185 $ 2,978 1.5% 100.0% Year-to-Date 2015 Six months ended Six months ended Net % Change by Contribution by Property Type June 30, 2015 June 30, 2014 Change Property Type Property Type Retail $ 314,428 $ 310,182 $ 4,246 1.4% 77.6% Industrial 50,113 49,476 637 1.3% 11.7% Office 25,293 24,841 452 1.8% 8.3% Agriculture 10,548 10,418 130 1.3% 2.4% Total $ 400,382 $ 394,917 $ 5,465 1.4% 100.0%

OCCUPANCY

REALTY INCOME
The Monthly Dividend Company®

By Property

Occupied Properties	4,371
Total Properties	4,452
Occupancy	98.2%

By Square Footage

Occupied Square Footage	73,253,761
Total Square Footage	74,124,099
Occupancy	98.8%

By Rental Revenue (Economic Occupancy)

Quarterly Rental Revenue	$	239,243,134
Quarterly Vacant Rental Revenue	$	1,969,800[1]
Occupancy		99.2%

[1] Based on contractual monthly rents received immediately preceding the date of vacancy.

Change in Occupancy

Vacant Properties at 3/31/2015		86
Expiration Activity [1]	+	80
Leasing Activity [2]	-	81
Vacant Property Sales Activity [3]	-	4
Vacant Properties at 6/30/2015		81

[1] Includes scheduled and unscheduled expirations as well as future expirations resolved in the current quarter.

[2] Includes 73 expirations that were re-leased to the same tenants without vacancy, one that was re-leased to a new tenant without vacancy, and seven that were re-leased after a period of vacancy. See page 24 for additional detail on re-leasing activity.

[3] Includes three properties that were vacant at the beginning of the quarter.


Occupancy by Number of Properties
99.0%
98.0%
97.0%
96.0%
95.0%
94.0%
93.0%
92.0%
91.0%
90.0%
98.2%
98.1%
98.2%
98.3%
98.3%
98.3%
98.4%
98.0%
98.2%
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Q2 2015 Supplemental Operating & Financial Data
23

LEASING ACTIVITY (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Q1 2015	Re-leased to Same Tenant	Re-leased to New Tenant: Without Vacancy	Re-leased to New Tenant: After a Period of Vacancy	Re-leasing Totals
Prior Cash Rents	$ 10,546	$ 319	$ 911	$ 11,776
New Cash Rents*	$ 10,835	$ 200	$ 644	$ 11,679
Re-leasing spread	102.7 %	62.7 %	70.7 %	99.2 %
Number of Leases	30	2	11	43
Average Months Vacant	0.0	0.0	10.5	2.7
Tenant Improvements	$ -	$ -	$ -	$ -

*Percentage of Total Annualized Portfolio Rental Revenue: 1.3 %

Q2 2015	Re-leased to Same Tenant	Re-leased to New Tenant: Without Vacancy	Re-leased to New Tenant: After a Period of Vacancy	Re-leasing Totals
Prior Cash Rents	$ 11,532	$ 108	$ 510	$ 12,150
New Cash Rents*	$ 12,343	$ 90	$ 406	$ 12,839
Re-leasing spread	107.0 %	83.3 %	79.6 %	105.7 %
Number of Leases	73	1	7	81
Average Months Vacant	0.0	0.0	6.2	0.5
Tenant Improvements	$ -	$ -	$ -	$ -

*Percentage of Total Annualized Portfolio Rental Revenue: 1.3 %

Year-to-Date 2015	Re-leased to Same Tenant	Re-leased to New Tenant: Without Vacancy	Re-leased to New Tenant: After a Period of Vacancy	Re-leasing Totals
Prior Cash Rents	$ 22,078	$ 427	$ 1,421	$ 23,926
New Cash Rents*	$ 23,178	$ 290	$ 1,050	$ 24,518
Re-leasing spread	105.0 %	67.8 %	73.9 %	102.5 %
Number of Leases	103	3	18	124
Average Months Vacant	0.0	0.0	8.8	1.3
Tenant Improvements	$ -	$ -	$ -	$ -

*Percentage of Total Annualized Portfolio Rental Revenue: 2.5 %

Allocation Based on Number of Leases


70%
30%
Same Tenant
New Tenant


90%
10%
Same Tenant
New Tenant


83%
17%
Same Tenant
New Tenant

Q2 2015 Supplemental Operating & Financial Data 24

EXPIRATIONS (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Our leased, single-tenant properties have a weighted average remaining lease term of approximately 10.3 years

	Total Portfolio [1]					Initial Expirations [3]			Subsequent Expirations [4]		
Year	Number of Leases Expiring – Retail	Number of Leases Expiring – Non-Retail	Approx. Leasable Sq. Feet	Rental Revenue for the Quarter Ended June 30, 2015 [2]	% of Total Rental Revenue	Number of Leases Expiring	Rental Revenue for the Quarter Ended June 30, 2015	% of Total Rental Revenue	Number of Leases Expiring	Rental Revenue for the Quarter Ended June 30, 2015	% of Total Rental Revenue
2015	86	-	455,200	$ 1,877	0.8%	55	$ 1,242	0.5%	31	$ 635	0.3%
2016	162	1	1,087,800	4,019	1.7	75	1,921	0.8	88	2,098	0.9
2017	215	1	2,189,100	6,558	2.8	49	2,966	1.3	167	3,592	1.5
2018	286	9	3,867,900	12,006	5.0	158	8,454	3.5	137	3,552	1.5
2019	240	10	3,832,200	13,222	5.6	170	11,058	4.7	80	2,164	0.9
2020	162	12	4,086,000	11,305	4.7	110	9,559	4.0	64	1,746	0.7
2021	223	12	5,285,000	14,464	6.1	177	13,204	5.6	58	1,260	0.5
2022	229	17	7,441,300	15,040	6.3	220	14,278	6.0	26	762	0.3
2023	351	20	6,412,700	21,664	9.1	358	20,992	8.8	13	672	0.3
2024	187	11	3,731,500	10,731	4.5	193	10,569	4.4	5	162	0.1
2025	317	13	4,583,300	18,569	7.8	306	17,848	7.5	24	721	0.3
2026	236	3	2,985,100	11,281	4.7	234	11,078	4.6	5	203	0.1
2027	468	3	5,301,700	18,982	8.0	468	18,458	7.8	3	524	0.2
2028	284	5	5,966,100	16,228	6.8	287	16,172	6.8	2	56	*
2029	374	4	6,277,700	18,630	7.8	372	18,089	7.6	6	541	0.2
2030 - 2043	377	34	8,766,700	43,658	18.3	407	43,565	18.3	4	93	*
Totals	4,197	155	72,269,300	$ 238,234	100.0%	3,639	$ 219,453	92.2%	713	$ 18,781	7.8%

* Less than 0.1%

[1] This table sets forth the timing of remaining lease term expirations on our 4,352 net leased, single-tenant properties as of June 30, 2015. Excludes 19 multi-tenant properties and 81 vacant properties. The lease expirations for properties under construction are based on the estimated date of completion of those properties.

[2] Excludes revenue of $3,095 from 19 multi-tenant properties and from 81 vacant properties at June 30, 2015, $68 from sold properties included in continuing operations and $34 from properties owned by Crest.

[3] Represents leases to the initial tenant of the property that are expiring for the first time.

[4] Represents lease expirations on properties in the portfolio, which have previously been renewed, extended or re-tenanted.

Q2 2015 Supplemental Operating & Financial Data 25

26 Key components of the company’s 2015 earnings guidance are summarized below. 2015 FFO per share should range from $2.72 to $2.77, an increase of 5.4% to 7.4% over 2014 FFO per share of $2.58. 2015 AFFO per share should range from $2.69 to $2.73, an increase of 4.7% to 6.2% over 2014 AFFO per share of $2.57. EARNINGS GUIDANCE Q2 2015 Supplemental Operating & Financial Data 2015 Guidance Current Prior Net income per share $1.01 to $1.06 $0.99 to $1.04 Real estate depreciation per share $1.80 $1.77 Gains on sales of properties per share $(0.09) $(0.09) FFO per share $2.72 to $2.77 $2.67 to $2.72 AFFO per share $2.69 to $2.73 $2.66 to $2.71 Same store rent growth 1.4% 1.4% Occupancy 98.0% 98.0% G&A expenses $52 million $55 million Property expenses (unreimbursed) $20 million $20 million Acquisition volume $1.25 billion Approximately $1 billion Disposition volume $50 million $50 million Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, tenant financial health, the availability of capital to finance planned growth, continued volatility and uncertainty in the credit markets and broader financial markets, property acquisitions and the timing of these acquisitions, charges for property impairments, and the outcome of any legal proceedings to which the company is a party, as described in the company’s filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

ANALYST COVERAGE

REALTY INCOME
The Monthly Dividend Company®

Equity Research

Baird	RJ Milligan	rjmilligan@rwbaird.com	(813) 273-8252
Bank of America Merrill Lynch	Juan Sanabria	juan.sanabria@baml.com	(646) 855-1589
	Joshua Dennerlein	Joshua.dennerlein@baml.com	(646) 855-1681
Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151
	Vineet Khanna	vineet.khanna@capitalone.com	(571) 835-7013
Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
	Nicholas Joseph	nicholas.joseph@citi.com	(212) 816-1909
	John Ellwanger	john.ellwanger@citi.com	(212) 816-5871
D.A. Davidson	Barry Oxford	boxford@dadco.com	(212) 240-9871
	Steve Shaw	sshaw@dadco.com	(212) 576-1845
Edward Jones	Roy Shepard	royal.shepard@edwardjones.com	(314) 515-3510
Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796
	Brad Burke	brad.burke@gs.com	(917) 343-2082
	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736
Green Street	Cedrik Lachance	clachance@greenstreetadvisors.com	(949) 640-8780
	Tyler Grant	tgrant@greenstreetadvisors.com	(949) 640-8780
J.P. Morgan	Anthony Paolone	anthony.paolone@jpmorgan.com	(212) 622-6682
	Gene Nusinzon	gene.nusinzon@jpmorgan.com	(212) 622-1041
Ladenburg Thalmann	Daniel Donlan	ddonlan@ladenburg.com	(212) 409-2056
	John Massocca	jmassocca@ladenburg.com	(212) 409-2543
Morgan Stanley	Vikram Malhotra	vikram.malhotra@morganstanley.com	(212) 761-7064
	Landon Park	landon.park@morganstanley.com	(212) 761-6368
Morningstar	Todd Lukasik	todd.lukasik@morningstar.com	(303) 688-7418
Oppenheimer	Steve Manaker	stephen.manaker@opco.com	(212) 667-5950
	Amit Nihalani	amit.nihalani@opco.com	(212) 667-8204
Raymond James	Collin Mings	collin.mings@raymondjames.com	(727) 567-2585
	Paul Puryear	paul.puryear@raymondjames.com	(727) 567-2253
	Daniel Mannix	daniel.mannix@raymondjames.com	(727) 567-2619
RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646
	Wes Golladay	wes.golladay@rbccm.com	(440) 715-2650
	James Bambrick	james.bambrick@rbccm.com	(440) 715-2654
Stifel	Simon Yarmak	yarmaks@stifel.com	(443) 224-1345
	Joseph van Bemmelen	vanbemmelenj@stifel.com	(443) 224-1264
UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
	Frank Lee	frank-a.lee@ubs.com	(415) 352-5679
Wells Fargo	Todd Stender	todd.stender@wellsfargo.com	(562) 637-1371
	Philip DeFelice	philip.defelice@wellsfargo.com	(443) 263-6442
	Jason Belcher	jason.belcher@wellsfargo.com	(443) 462-7354

Realty Income Corporation is covered by the analysts at the firms listed above. This list may not be complete and is subject to change. Please note that any opinions, estimates or forecasts regarding Realty Income Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts of Realty Income Corporation or its management. Realty Income Corporation does not by its reference above or distribution imply, and expressly disclaims, any endorsement of or concurrence with any information, estimates, forecasts, opinions, conclusions or recommendations provided by analysts.

Q2 2015 Supplemental Operating & Financial Data 27